Net Loss Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Net Loss Per Share
Net Income Per Share

Basic net income per share is computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted net income per share is computed by dividing the net income for the period by the weighted average number of common and common equivalent shares outstanding during the period. Diluted net income per share is computed giving effect to all potential dilutive common stock equivalent shares, including options and restricted stock units. The dilutive effect of outstanding awards is reflected in diluted net income per share by application of the treasury stock method.

The following table sets forth the computation of basic and diluted net income per share (in thousands, except per share amounts):

	Year Ended December 31,
	2015	2016	2017
Basic:
Numerator:
Net income	$3,964	$304	$25,426
Denominator:
Net weighted-average number of common stock shares outstanding	18,008	18,272	18,512
Net income per share—basic:	$0.22	$0.02	$1.37
Diluted:
Numerator:
Net income	$3,964	$304	$25,426
Denominator:
Net weighted average number of common stock shares outstanding	18,008	18,272	18,512
Dilutive effect of common stock	78	42	535
Total common stock shares used in per share calculation	18,086	18,314	19,047
Net income per share—diluted	$0.22	$0.02	$1.33

For each of the years ended December 31, 2015,  2016 and 2017, we had securities outstanding that could potentially dilute earnings per share, but the shares from the assumed conversion or exercise of these securities were excluded in the computation of diluted net income per share as their effect would have been anti-dilutive. The number of outstanding anti-dilutive shares that were excluded from the computation of diluted net income per share consisted of the following (in thousands):

	Year Ended December 31,
	2015	2016	2017
Common stock options	1,484	1,222	908
Restricted stock units	866	768	1,296
Total	2,350	1,990	2,204